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                                                                  Exhibit 10.1.2



                      AMENDMENT NO. 1 (this "Amendment") TO
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                      AMERICAN REAL ESTATE INVESTMENT, L.P.



      The parties hereto intend to amend the Agreement of Limited Partnership of American Real Estate, L.P. (the "Agreement") pursuant to Section 12.8 thereof as follows:

            1. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

            2. Article I of the Agreement shall be amended by adding "or the Partnership" after the words "the General Partner" in the definition of "Offered Interests."

            3. Article XI of the Agreement shall be amended and restated as set forth in Schedule A attached hereto.

            4. Exhibit C to the Agreement shall be amended and restated as set forth in Schedule B attached hereto.

            5. This Amendment shall be effective as of June 30, 1997.

            6. Except as amended by this Amendment, the Agreement shall remain in full force and effect in all respects.

            7. This Amendment shall be governed by and construed in conformity with the laws of the State of Delaware.

            8. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one Amendment.
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      IN WITNESS WHEREOF, the General Partner (with the approval of a majority of its directors who are not Affiliates of any of the Limited Partners), and Limited Partners constituting a Majority-In-Interest of the Limited Partners, have executed this Amendment.


                                    American Real Estate Investment Corporation,
                                       General Partner




                              By:   /s/ Evan Zucker
                                    ------------------------------------------
                                    Evan Zucker, President



                                    Limited Partners:


                                    /s/ Evan Zucker
                                    ------------------------------------------
                                    Evan Zucker



                                    /s/ James Mulvihill
                                    ------------------------------------------
                                    James Mulvihill



                                    /s/ Heather Mulvihill
                                    ------------------------------------------
                                    Heather Mulvihill



                                    ------------------------------------------
                                    Michael Rotchford
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                                    ------------------------------------------
                                    Hord Hardin, III



                                    /s/ Rosalind Davidowitz
                                    ------------------------------------------
                                    Rosalind Davidowitz



                                    /s/ Gail Mulvihill
                                    ------------------------------------------
                                    Gail Mulvihill



                                    ------------------------------------------
                                    John Dell



                                    ------------------------------------------
                                    JKP Family Associates



                                    ------------------------------------------
                                    Jim Fleming



                                    ------------------------------------------
                                    Floyd Hall



                                    ------------------------------------------
                                    Huston McCullough
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                                    ------------------------------------------
                                    Lervo Investments, LLC



                                    ------------------------------------------
                                    Matt Moran
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                                  Schedule "A"

                                   ARTICLE XI

                       Grant of Rights to Limited Partners

      11.1 Grant of Rights. The General Partner does hereby grant to each of the Limited Partners and the Limited Partners do hereby accept the right, but not the obligations (hereinafter such right sometimes referred to as the "Rights" or "Conversion Rights"), to convert all or any portion of their Partnership Interests into Shares or cash, as selected by the General Partner, at any time or from time to time after the first (1st) and no later than the fifth (5th) anniversary of the date on which the Completion of the Offering occurs, on the terms and subject to the conditions and restrictions contained in this Article
XI. In the event the General Partner elects to cause the Offered Interests to be converted into Shares, upon the closing, of the acquisition of the Offered Interests, the General Partner shall become the owner of such Offered Interests and be a Substituted Partner pursuant to Section 9.2 hereof. In the event the General Partner elects to cause the Offered Interests to be converted into cash, upon the closing, of the acquisition of the Offered Interests, the General Partner shall effect such conversion by causing, the Partnership to redeem the Offered Interests for cash. The Conversion Rights granted hereunder may be exercised by any one or more of the Limited Partners, on the terms and subject to the conditions and restrictions contained in this Article XI, upon delivery to the General Partner of an Exercise Notice in the form of Exhibit C, which notice shall specify the Partnership Interests to be sold by such Limited Partner. Once delivered, the Exercise Notice shall be irrevocable, subject to payment by the General Partner or the Partnership of the Purchase Price in respect of such Partnership Interests in accordance with the terms hereof.

      11.2 Delivery of Exercise Notices. Any one or more Limited Partners ("Exercising Partners") may, subject to the limitations set forth herein deliver to the General Partner written notice (the "Exercise Notice") pursuant to which such Exercising Partners elect to exercise their Conversion Rights subject to the limitations contained in Sections 11.3 and 11.4 below.

      11.3 Limitation on Delivery of Exercise Notices. The ability of Limited Partners to exercise Conversion Rights shall be restricted so that an Exercise Notice can be delivered and be effective only at such time as the Shares that, upon election of the General Partner, may be issuable on exercise thereof are the subject of an effective registration statement filed pursuant to the Securities Act of 1933, as amended and only one (1) Exercise Notice may be delivered to the General Partner during each calendar quarter period; provided, however, such Exercise Notice may be delivered by or on behalf of one or more Exercising, Parties.

      11.4 Limitation on Exercise of Conversion Rights. (a) Conversion Rights may be exercised at any time and from time to time, subject to the limitation contained in Section 11.3 above and as provided herein. If an Exercise Notice is delivered to the General Partner but, as a result of Restrictions contained in the Certificate of Incorporation, including any amendment, thereto,) adopted prior to the date hereof or hereafter, of the General Partner, the Conversion Rights cannot be exercised in full for Shares (the "Ownership Limit"), the Exercise Notice, if the Purchase Price is to be payable in Shares, shall be deemed to be modified such that the Conversion Rights shall be exercised only to the extent permitted under the Ownership Limit or under other restrictions in the Certificate of Incorporation, as amended, of the General Partner.

            (b) In the event the Underwriter exercises the option granted in
Section 4 of the Underwriting Agreement, the extent to which each of the Limited Partners may exercise the Conversion Right shall be reduced, pro rata, by up to 20.35966% (herein referred to as "Restricted Conversion Right Shares"). Restricted Conversion Right Shares will be released from such restriction to the extent that the Operating Partnership's Funds From Operations during, the twelve months ended with the close of any fiscal quarter exceed (herein such excess is referred to as "Excess Funds From Operations") 105% of the amount of funds necessary to pay a dividend of $.80 per share per annum on the sum of (i) the shares issued in the Offering (including shares issued on exercise of the option -ranted in Section 4 of the Underwriting Agreement), (ii) the shares issued and issuable on exercise of the Conversion Right, excluding the Restricted Conversion Right Shares, and (iii) shares, if any, previously, but no longer, Restricted Conversion Right Shares. The number of shares no longer Restricted Conversion Right Shares will be that number resulting from dividing, the Excess Funds From Operations for such twelve month period by $.80. Any term used in this subsection not otherwise defined in this Agreement, shall be as defined in the Registration Statement.

      11.5 Computation of Purchase Price/Form of Payment. The purchase price ("Purchase Price") payable to each Exercising Partner shall be equal to the excess of (a) Deemed Partnership Interest Value of such Exercising, Partner's Offered Interest computed as of the date on which the Exercise Notice was delivered to the General Partner (the 'Computation Date") over (b) the excess, if any, of (1) the aggregate amount distributed to such Exercising Partner pursuant to Section 6.2 for all periods ending on the closing, of the acquisition (whether through purchase by the General Partner or redemption by the Partnership) of the Offered Interests over (2) the excess of the aggregate amount of Profits allocated to such Exercising Partner pursuant to Section 6.1 over the aggregate amount of Losses allocated to such Exercising, Partner pursuant to Section 6.1 for all periods ending on the closing of the acquisition of the Offered Interests. The Purchase Price on exercise of a Conversion Right for the Offered Interest shall be payable, at the option of the General Partner, by causing the Partnership to redeem the Offered Interests for cash in the amount of the Purchase Price, or by the issuance by the General Partner of the number of Shares equal to the quotient of (i) the Purchase Price divided by (E) the Current Per Share Market Price as of the Computation Date adjusted as appropriate to account for stock splits, stock dividends or other similar transactions between the Computation Date and the closing of the acquisition of the Offered Interest in the manner specified in Section 11.9 (d) below.

      11.6 Closing: Delivery of Election Notice. The closing of the acquisition of Offered Interests shall, unless otherwise mutually agreed, be held at the principal offices of the General Partner, on the date agreed to by the General Partner and the Exercising Partners, which date shall in no event be on the date which is the later of (i) twenty (20) days after the date of the Exercise Notice and (ii) the expiration or termination of the waiting period applicable to each Exercising Partner, if any, under the Hart-Scott Act.

      11.7 Closing Deliveries. At the closing of the acquisition of Offered Interests, payment of the Purchase Price shall be accompanied by proper instruments of transfer and assignment to transfer and vest ownership of the Offered Interests in the General Partner or the Partnership, as the case may be, and by the delivery of (i) representations and warranties of (A) the Exercising Partner with respect to its due authority to sell all of the right, title and interest in and to such Offered Interests to the General Partner or the Partnership, as the case may be, and with respect to the status of the Offered Interest being sold, free and clear of all Liens, and (B) the General Partner with respect to its due authority to acquire such Offered Interests for Shares or to cause the Partnership to redeem such Offered Interests for cash, and (ii) to the extent that any Shares are issued in payment of the Purchase Price or any portion thereof, (A) an opinion of counsel for the General Partner, reasonably satisfactory to the Exercising Partners, to the effect that such Shares have been duly authorized, are validly issued, fully-paid and non-assessable, and (B) a stock certificate or certificates evidencing the Shares to be issued and registered in the name of the Exercising Partner or its designee.

      11.8 Term of Rights. Unless sooner terminated, the rights of the parties with respect to the Conversion Rights shall commence after the first (1st) anniversary of the date of Completion of the Offering and shall lapse for all purposes and in all respects on the fifth (5th) anniversary of the Completion of the Offering, provided, however, that the parties hereto shall continue to be bound by an Exercise Notice delivered to the General Partner prior to such anniversary.

      11.9 Covenants of the General Partner. To facilitate the General Partner's ability to fully perform its obligations hereunder, the General Partner covenants and agrees as follows:

            (a) At all times during the pendency of the Conversion Rights, the General Partner shall reserve for issuance such number of Shares as may be necessary to enable the General Partner to issue such Shares in full payment of the Purchase Price in regard to all Limited Partners' Partnership Interests which are from time to time outstanding.

            (b) As long as the General Partner shall be obligated to file periodic reports under the Exchange Act, the General Partner will timely file such reports in such manner as shall enable any recipient of Shares issued to Limited Partners hereunder in reliance upon an exemption from registration under the Securities Act to continue to be eligible to utilize Rule 144 promulgated by the SEC pursuant to the Securities Act, or any successor rule or regulation or statute thereunder, for the resale thereof.

            (c) During the pendency of the Conversion Rights, the Limited Partners shall receive in a timely manner all reports filed by the General Partner with the SEC and all other communications transmitted from time to time by the General Partner to the owners of its Shares.

            (d) The General Partner shall, within five days after request by a Limited Partner, provide or cause to be provided to such Limited Partner a computation of the Deemed Value of the Partnership.

      11.10 Limited Partners' Covenant. Each Limited Partner covenants and agrees with the General Partner that all Offered Interests tendered to the General Partner or the Partnership, as the case may be, in accordance with the exercise of Rights herein provided shall be delivered free and clear of all Liens and should any Liens exist or arise with respect to such Offered Interests, the General Partner or the Partnership, as the case may be, shall be under no obligation to acquire or redeem the same. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Offered Interests to the General Partner, the Partnership or their respective designees, such Limited Partner shall assume and pay such transfer tax.

                                  Schedule "B"


                                    Exhibit C

                             Form of Exercise Notice

      Pursuant to Article XI, Section I 1.1 of the Agreement of Limited Partnership of American Real Estate Investment, L.P. a Delaware limited partnership (the "Partnership"), the undersigned hereby irrevocably elects to exercise the Conversion Right with respect to _____% Partnership Interests in the Partnership (the "Offered Interests") and requests that (i) if the General Partner elects to cause the Offered Interests to be converted into Shares, certificates for the Purchase Price be issued in the name of _______________ (social security number _______________, and (ii) if the General Partner elects to cause the Offered Interests to be converted into cash, such cash amount be sent to the address set forth below.

      All terms used herein not otherwise defined shall be defined as set forth in the aforesaid Agreement of Limited Partnership.





Dated:
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                                   (signature)




Signature Guaranteed:              Address:



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